SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of Earliest Event Reported) August 18, 2009

Commission	Registrant, State of Incorporation,	I.R.S. employer	State of
File Number	Address of Principal Executive Offices	Identification	Incorporation
	and Telephone Number	Number

1-08788	NV ENERGY, INC.	88-0198358	Nevada
6226 West Sahara Avenue
Las Vegas, Nevada 89146
(702) 402-5000

0-00508	SIERRA PACIFIC POWER	88-0044418	Nevada
COMPANY d/b/a NV Energy
P. O. Box 10100 (6100 Neil Road)
Reno, Nevada 89520-0400 (89511)
(775) 834-4011
None

(Former name, former address and former fiscal year, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 — Other Events
Item 9.01 — Financial Statements and Exhibits
Signatures
EX-1.1 Purchase Agreement, dated August 18, 2009
EX-4.2 Form of First Supplemental Officer's Certificate
EX-25.1 Statement of Eligibility of Trustee on Form T-1 of The Bank of New York Mellon

Item 8.01 – Other Events
Incorporation of Certain Documents by Reference
     On August 18, 2009, Sierra Pacific Power Company d/b/a NV Energy (“Sierra Pacific Power”), a wholly-owned subsidiary of NV Energy, Inc., entered into a purchase agreement with Barclays Capital Inc. and BNY Mellon Capital Markets, LLC, as representatives of the several underwriters party thereto, related to the issuance of an additional $150 million principal amount of Sierra Pacific Power’s 6% General and Refunding Mortgage Notes, Series M, due 2016 (the “Series M Notes”). Previously, Sierra Pacific Power issued and sold $300 million principal amount of the Series M Notes on March 23, 2006. The purchase agreement for the Series M Notes is filed herewith as Exhibit 1.1, the form of the Officer’s Certificate and the form of the First Supplemental Officer’s Certificate, which both set forth the terms of the Series M Notes, are filed herewith as Exhibits 4.1 and 4.2 and a Statement of Eligibility of the Trustee on Form T-1 is filed herewith as Exhibit 25.1.
     The Series M Notes are expected to be issued on or about August 21, 2009, subject to certain conditions stated in the purchase agreement. The Series M Notes will be issued under a shelf registration statement originally filed with the SEC on September 14, 2007 (No. 333-146100-01). Sierra Pacific Power has filed a prospectus supplement with the SEC in connection with the issuance of the Series M Notes.
     This Current Report on Form 8-K is being filed by Sierra Pacific Power for the purpose of filing exhibits to the registration statement for the issuance of the Series M Notes. All such exhibits are hereby incorporated by reference into the registration statement the prospectus and any related prospectus supplements by reference.
*      *      *
     This Current Report on Form 8-K does not constitute an offer to sell or a solicitation of an offer to buy the securities described herein, and there shall not be any sale of these securities in any state or jurisdiction in which such an offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. The sale of securities by Sierra Pacific Power is being made only by means of a prospectus and related prospectus supplements.
Item 9.01 – Financial Statements and Exhibits
(d) Exhibits – The following exhibits are filed with this form 8-K:

Ex. 1.1	Purchase Agreement, dated August 18, 2009 between Barclays Capital Inc. and BNY Mellon Capital Markets, LLC as representatives of the several underwriters and Sierra Pacific Power Company

Ex. 4.1	Form of Officer’s Certificate establishing the terms of Sierra Pacific Power Company’s 6% General and Refunding Mortgage Notes, Series M, due 2016 (incorporated herein by reference from Exhibit 4.4 on the Form

10-Q for the quarter ended March 31, 2006)

Ex. 4.2	Form of First Supplemental Officer’s Certificate

Ex. 25.1	Statement of Eligibility of Trustee on Form T-1 of The Bank of New York Mellon

Signatures
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrants have each duly caused this report to be signed on their behalf by the undersigned, thereunto duly authorized.

NV Energy, Inc. (Registrant)
Date: August 19, 2009	By:	/s/ E. Kevin Bethel
E. Kevin Bethel
Chief Accounting Officer

Sierra Pacific Power Company d/b/a NV Energy (Registrant)
Date: August 19, 2009	By:	/s/ E. Kevin Bethel
E. Kevin Bethel
Chief Accounting Officer